SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8–K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15 (d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of Earliest Event Reported): May 5, 2003

Max Re Capital Ltd.

(Exact Name of Registrant as Specified in Charter)

Bermuda (State or Other Jurisdiction of Incorporation)	000-33047 (Commission File Number)	Not Applicable (IRS Employer Identification No.)

Max Re House, 2 Front Street, Hamilton, HM 11, Bermuda

(Address of Principal (Zip Code)

Executive Offices)

Registrant’s telephone number, including area code	(441) 296-8800

ITEM 5.    Other Events and Required FD Disclosure

On May 5, 2003, the Registrant issued two news releases filed herewith as Exhibits 99.1 and 99.2, each of which is incorporated by reference herein.

ITEM	7. Financial Statements, Pro Forma Financial Information and Exhibits.

(a)	Financial Statements of Business Acquired

None.

(b)	Pro Forma Financial Information

None.

(c)	Exhibits

99.1	News Release of Max Re Capital Ltd., dated May 5, 2003
99.2	News Release of Max Re Capital Ltd., dated May 5, 2003.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Max Re Capital Ltd.

(Registrant)

Date: May 6, 2003	/s/ ROBERT J. COONEY
Name: Robert J. Cooney
Title: President and Chief Executive Officer